EXHIBIT 99.1
                 Citizens Financial Corporation and Subsidiaries
                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


                  In connection with the Annual Report on Form 10-K of Citizens Financial Corporation (the "Company") for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report") I, Darrell R. Wells, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

        1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2.    The  information  contained in  the Report fairly presents, in all
              material   respects,  the   financial  condition  and  results  of
              operations of the Company.


                            By:       /s/ Darrel R. Wells
                                     -------------------------------------------
                                     Darrell R. Wells
                                     President and Chief Executive Officer

Date: April 7, 2003